Leases (Schedule of Supplemental Balance Sheet Information Operating Lease) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Operating leases:
Operating leases right-of-use	$ 6,147	$ 6,942
Current operating lease liabilities	2,019	1,670
Non-current operating lease liabilities	4,252	4,797
Total operating lease liabilities	$ 6,271	$ 6,467
Weighted average remaining lease term (years)	4 years 3 months 18 days	5 years 1 month 6 days
Weighted average discount rate	3.40%	3.30%